EXHIBIT 23.1



                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM





         We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Bankshares of our reports, dated March 7, 2007, relating to our audits of the consolidated financial statements and internal control over financial reporting, which appear in this Annual Report on Form 10-K of American River Bankshares for the year ended December 31, 2006.



                                       /s/ Perry-Smith LLP



Sacramento, California
March 7, 2007



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